Exhibit No. 10(r)*
[Regis Corporation letterhead]

June 16, 2017
Mr. Andrew Lacko
[address]

Dear Andrew,

This is provided to confirm the financial terms of our offer of employment as Executive Vice President and Chief Financial Resources Officer of Regis Corporation.
Effective date:     July 1, 2017
Recurring Compensation:

•	Base salary: $495,000

•	Perk compensation: $32,000

•	Annual Bonus Opportunity: 60% of base compensation

•	Equity Grant August 2017: $400,000 (Estimate: 60% PSU’s and 40% RSU’s consistent with company policy).

Total Estimated Recurring Compensation (assuming future equity grants): $1,224,000
One-Time Compensation:

•	Moving Costs: Up to $50,000 based on actual receipts

•	Real Estate Commission: Up to $50,000 should you sell your home in the first year of employment

•	Signing Bonus: $125,000

•	Additional Equity Award: $350,000 (in form of RSU’s priced at DOH)

One-Time Compensation: $575,000 (assuming full payment of moving costs and real estate commissions).
I am delighted to have you join our executive management team and look forward to serving with you in the years ahead. Please sign below to indicate your approval.
Sincerely,

/s/ Hugh Sawyer / by EAB	/s/ Andrew Lacko
Hugh Sawyer	Andrew Lacko
President & CEO